Q2 2019 Earnings Call August 1, 2019

Safe Harbor Language and Reconciliation of 2 Non-GAAP Measures Forward Looking Statements Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws and is subject to the safe-harbor created by such Act. Forward-looking statements include, but are not, limited to, our financial performance outlook and statements concerning our operations, economic performance, financial condition, goals, beliefs, future growth strategies, investment objectives, plans and current expectations, such as 2019 guidance, and statements about our investments, cost savings initiatives, the value added from recent data center deals and other goals. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors. When we use words such as "believes," "expects," "anticipates," "estimates" or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability to remain qualified for taxation as a real estate investment trust for U.S. federal income tax purposes; (ii) the adoption of alternative technologies and shifts by our customers to storage of data through non-paper based technologies; (iii) changes in customer preferences on and demand for our storage and information management services; (iv) the cost to comply with current and future laws, regulations and customer demands relating to data security and privacy issues, as well as fire and safety standards; (v) the impact of litigation or disputes that may arise in connection with incidents in which we fail to protect our customers' information or our internal records or IT systems and the impact of such incidents on our reputation and ability to compete; (vi) changes in the price for our storage and information management services relative to the cost of providing such storage and information management services; (vii) changes in the political and economic environments in the countries in which our international subsidiaries operate and changes in the global political climate; (viii) our ability or inability to manage growth, expand internationally, complete acquisitions on satisfactory terms and to close pending acquisitions and to integrate acquired companies efficiently; (ix) changes in the amount of our growth and recurring capital expenditures and our ability to invest according to plan; (x) our ability to comply with our existing debt obligations and restrictions in our debt instruments or to obtain additional financing to meet our working capital needs; (xi) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xii) changes in the cost of our debt; (xiii) the impact of alternative, more attractive investments on dividends; (xiv) the cost or potential liabilities associated with real estate necessary for our business; (xv) the performance of business partners upon whom we depend for technical assistance or management expertise; (xvi) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xvii) other risks described more fully in our filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in our periodic reports or incorporated therein. You should not rely upon forward-looking statements except as statements of our present intentions and of our present expectations, which may or may not occur. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Reconciliation of Non-GAAP Measures: Throughout this presentation, Iron Mountain will discuss (1) Adjusted EBITDA, (2) Adjusted Earnings per Share (“Adjusted EPS”), (3) Funds from Operations (“FFO Nareit”), (4) FFO (Normalized) and (5) Adjusted Funds from Operations (“AFFO”). These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, income (loss) from continuing operations, net income (loss) attributable to Iron Mountain Incorporated or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and their definitions are included later in this document (see Table of Contents). Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition property, plant and equipment (including of real estate) and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful. Note: Definition of Non-GAAP and other measures and reconciliations of Non-GAAP to GAAP measures can be found in the Supplemental Financial Information

Q2 Performance 3 Improved operational execution • Adjusted EBITDA margin expanded 210 basis points sequentially to 32.9% • Q1 cost issues fully corrected; driving improved efficiencies across organization • Remain focused on successfully executing in 2H, despite external headwinds Healthy revenue growth across businesses • Total organic Storage rental revenue growth accelerated to 2.4%; full year outlook increased to 2.2% to 2.8% • Digital Services growing nicely; IGDS delivering ~8% organic revenue growth with new win from InSight • Lower paper prices and destruction service revenue impacted organic Service revenue growth, which declined 2.0% Continue to make good progress in identifying new storage opportunities • Strong Q2 performance in Consumer and Other with 31% sequential volume growth • Global Records volumes grew 40bps organically on TTM basis – on a total of ~700mm cu ft • Developed Market’s volume slightly improved in Q2; Other International volume grew 3.4% organically Data Center wins and pipeline show encouraging progress • Leased 7MW through Q2; solid Enterprise demand • In July, signed a 6MW lease in Northern Virginia; clear line of sight to high end of 15-20MW target • On track to deliver 4MW of new capacity in Phoenix, and an additional 5 MW in 3 international markets in Q3

Durable Global Storage Portfolio 4 710,000 705,000 700,000 695,000 690,000 685,000 680,000 Cubic Cubic (000s) Feet 675,000 670,000 665,000 660,000 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Records Management Data Protection Adjacent Businesses Consumer and other Businesses Note: Business acquisitions volume acquired during the quarter included in Total Volume

Data Center Wins & Pipeline Show 5 Encouraging Progress • 3MW of new and expansion leases signed in Q2; 7MW YTD through Q2 AZP-2 Grand Opening – August 15th • ~ 40% of new and expansion leasing from new logos • Continued strong cross-sell momentum: ~ 40% of Q2 pipeline generated by core RIM sales team • 6MW deployment signed in NoVa in July • Clear line of sight to achieving FY2019 leasing target of 15-20 megawatts • On track to deliver first phase of 4MW of new capacity in Phoenix, and additional 5MW in 3 international markets in Q3

Continued Global Storage Growth 6 Q2 2019 Developed Other Total Markets(1) International(2) Organic Revenue Growth Storage 1.3% 3.7% 2.4% Service -2.1% -2.0% -2.0% Total -0.1% 1.6% 0.7% (1) Represents North America Records and Information Management, North America Data Management and Western Europe reporting segments (2) Other International represents Emerging Markets, Australia and New Zealand

Q2 Financial Performance 7 Constant Organic In millions, except per-share data Q2-19 Q2-18 Y/Y % Currency Y/Y% Growth Revenue $1,067 $1,061 0.6% 3.1% 0.7% Storage $669 $655 2.1% 4.6% 2.4% Service $398 $405 -1.9% 0.7% -2.0% Adjusted Gross Profit(1) $603 $611 -1.3% Adjusted Gross Profit Margin 56.5% 57.6% -110bps Adjusted SG&A Expenses(2) $252 $244 3.5% 5.7% Income from Continuing Operations $92 $92 0.1% Adjusted EBITDA(3) $351 $368 -4.5% -2.6% Adjusted EBITDA Margin(3) 32.9% 34.6% -170 bps Net Income $92 $92 0.6% AFFO(3) $210 $228 -8.1% Dividend/Share $0.61 $0.59 4.0% Fully Diluted Shares Outstanding 287 287 0.3% (1) Excludes Significant Acquisition Costs of $1.3m and $1.8m in Q2 2019 and Q2 2018, respectively (2) Excludes Significant Acquisition Costs of $0.6m and $8.6m in Q2 2019 and Q2 2018, respectively (3) Reconciliation for Adjusted EBITDA and AFFO to their respective GAAP measures can be found in the Supplemental Financial Information on Pages 15 and 17, respectively

Segment Adjusted EBITDA Margin 8 Adjusted EBITDA Q2 2019 Q2 2018 Change in bps Margin North America RIM 45.5% 45.4% 10 North America DM 55.0% 55.3% -30 Western Europe 34.7% 34.9% -20 Other International 29.4% 29.1% 30 Global Data Center 44.4% 45.4% -100 Corporate and Other(1) (7.3%) (6.1%) -120 Total (2) 32.9% 34.6% -170 (1) Reflected as a percentage of total revenue (2) Reconciliation for Total Adjusted EBITDA to its respective GAAP measure can be found in the Supplemental Financial Information on Page 15

Balance Sheet Remains Well Positioned 9 Balance Sheet Highlights as of 6/30/19 Net Lease Adjusted Leverage 5.8x • 69% Fixed Rate Debt 5.6x • 4.8% weighted average interest rate • 5.6 years weighted average maturity • No significant maturities until 2023 “Iron Mountain leverage and coverage metrics are considered solid relative to similarly rated companies and J.P. Morgan Iron Mountain REIT peers” – Moody’s June 2019 REIT Composite Source: J.P. Morgan REIT Weekly U.S. Real Estate report July 29, 2018 and company reports

Healthy Revenue Performance & Consistent 10 Business Model Durable storage revenue growth Q1 cost issues fully corrected Adjusted EBITDA margins expanded 210 bps Q/Q Expect Adjusted EBITDA to ramp in 2H Strong Data Center leasing

Durable, Long-Term Business Model 11 Deep and long-lasting Durable Records Management customer relationships with business drives 950 of Fortune 1000 cash generation Drive significant cross-selling synergies across businesses Consistently deliver strong organic cash flow; fund future growth Continue to support and grow strong customer relationships Deliver targeted ~5%+ organic Adjusted EBITDA growth flowing through to AFFO exiting 2020

Appendix

Global RM Organic Volume up 40 Bps 13 Developed Markets Other International 0.5% 9.0% 0.3% -0.5% -0.4% 9.0% 0.3% 0.3% -0.4% -0.9% -1.0% 0.1% 0.2% 7.3% 0.1% -1.2% 0.1% 7.0% 0.1% 0.1% 6.5% 2.0% 2.0% 2.2% 6.0% 1.7% 1.7% 2.2% 5.8% 5.2% 5.4% 1.6% 1.5% 4.0% 4.3% 1.8% 3.8% 3.1% 1.8% 3.0% 2.6% 2.4% 2.4% 2.5% 2.5% 2.7% 2.9% 4.1% 4.0% 3.8% 3.8% 3.7% 3.9% 3.8% 3.7% 7.8% 7.6% 7.3% 7.4% 7.2% 7.0% 7.0% 6.9% -4.3% -4.3% -4.3% -4.6% -4.9% -5.0% -5.0% -4.9% -0.2% -2.7% -2.8% -2.9% -3.1% -3.2% -3.2% -3.2% -3.0% -1.7% -1.6% -1.7% -3.0% -1.7% -3.5% -3.2% -2.9% -3.0% -3.1% -3.2% -3.4% -1.6% -1.6% -1.6% -1.6% Q3-17A Q4-17A Q1-18A Q2-18A Q3-18A Q4-18A Q1-19A Q2-19A Q3-17A Q4-17A Q1-18A Q2-18A Q3-18A Q4-18A Q1-19A Q2-19A (1) (2) (1) Represents CuFt acquired at close. CuFt activity post close flows through new sales, new volume from existing customers, destructions, outperms / terms as appropriate. Acquisitions/ dispositions reflects business acquisition volume net of dispositions required by Recall transaction and sale of Russia / Ukraine business. (2) Acquisitions of customer relationships are included in new sales as the nature of these transactions is similar to new customer wins. Note: volume calculated on a trailing twelve-month basis

Updated 2019 Guidance

14

$ in MM	2019 Guidance	Previous 2019 Guidance
Revenue	$4,250 - $4,325	$4,200 - $4,400
Adj. EBITDA	$1,440 - $1,480	$1,420 - $1,530
Adj. EPS	$1.00 - $1.10	$1.08 - $1.18
AFFO	$870 - $900	$870 - $930

- Expected organic storage rental revenue growth of 2.2% - 2.8%; total organic revenue growth of 1.3% - 2.0%
- Lease accounting is expected to reduce 2019 Adjusted EBITDA by $10 mm to $15 mm
- Interest expense is expected to be $425 mm to $430 mm and normalized cash taxes to be $55 mm to $65 mm
- Expect structural tax rate of 18% to 20%
- Assumes full-year weighted average shares outstanding of ~288 mm
- Real Estate and Non-Real Estate recurring CapEx and Non-Real Estate Growth Investments expected to be $145 to $155 mm
- Real Estate Growth Investment and Innovation of ~$175 mm
- Business acquisitions of ~$100 mm plus acquisitions of customer relationships and inducements of $90 mm to $95 mm
- Data Center development capex expected to be ~$300 mm

(1) Based on FX rates as of January 4, 2019

Note: Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain's transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful.

IRON MOUNTAIN®

Estimated Cash Available for Dividends and 15 Discretionary Investments in 2019 in $MM $ in millions 2019E Adjusted EBITDA $1,440 $1,480 $335 Non-cash stock compensation/other (including non-cash Incremental 55 55 $300 Data Center permanent withdrawal fees) Capital Needed for Discretionary $395 Development Capex Adjusted EBITDA and non-cash expenses $1,495 $1,535 Investments $185 Less: $490 Cash interest and normalized cash taxes 480 495 Total recurring capex and non-real estate investment 145 155 Real Estate Growth $175 Investments and Customer inducements and customer relationships(1) 90 95 $155 Innovation2 Capital Recycling Cash available for dividends and investments $780 $790 $150+ /Investment Frankfurt DC Land Partnerships $50 Expected common dividend to be declared 703 703 Purchase $150 Cash available for core and discretionary investments $77 $87 $100~$80 $100 Base Acquisitions Discretionary Sources(3) Investments(3) (1) Customer inducements and customer relationships are not deducted from AFFO as they represent discretionary growth investment (2) Includes core growth racking and excludes Northern Virginia Data Center development under capital lease (3) Excludes possible future data center acquisitions. Note: Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful.